EXHIBIT 10.4B


                        GREATER ATLANTIC FINANCIAL CORP.
                       1997 STOCK OPTION AND WARRANT PLAN
                      NON-STATUTORY STOCK OPTION AGREEMENT



NAME OF RECIPIENT:           [EXECUTIVE]

NUMBER OF SHARES
SUBJECT TO THIS OPTION:      25,000 shares

EXERCISE PRICE:              $5.00

TERM OF OPTION:            This  Non-statutory  Stock Option expires on November
                           14,  2007.  (The  term  of this  Non-statutory  Stock
                           Option shall not exceed 10 years commencing on the Date of Grant).

PAYMENT OF EXERCISE PRICE: The  Exercise  Price  may be paid in cash or  Greater
                           Atlantic Financial Corp. common stock ("Common Stock") having a Fair Market Value on the exercise date equal to the total Exercise Price or any combination of cash or Common Stock, including a cashless exercise with a qualifying broker-dealer.

DATE OF GRANT:             November 14, 1997

VESTING SCHEDULE:          This Non-statutory  Stock Option vests immediately on
                           the date of grant.

VOTING: The Recipient shall have no rights as a shareholder with respect to any shares of Common Stock covered by this Non-statutory Stock Option until the date of issuance of a stock certificate for the Common Stock acquired by this Non-statutory Stock Option.

DISTRIBUTION:              Shares of Common Stock subject to this  Non-statutory
                           Stock   Option  will  be   distributed   as  soon  as
                           practicable upon exercise. Distributions pursuant to associated rights will be made under the terms of the Plan.

DESIGNATION OF
BENEFICIARY:               A  Beneficiary   may  be  designated  in  writing  to
                           receive, in the event of death, any Common Stock the Recipient is entitled to under this Non-statutory
                           Stock Option Agreement.






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EFFECT OF TERMINATION OF
EMPLOYMENT OR SERVICE
BECAUSE OF:

   (A)   DEATH OR DISABILITY:  All    Non-statutory    Stock   Options    become
                               immediately  exercisable  and remain  exercisable
                               for  a   period   of  one  (1)   year   following
                               termination of employment or service.

   (B)   CAUSE:                All rights to  Non-statutory  Stock Options shall
                               expire immediately upon the effective date of Termination for Cause.

   (C)   RETIREMENT:           Only those  Non-statutory  Stock Options that are
                               immediately  exercisable  by the Recipient at the
                               date of  Retirement  may be  exercised  and  such
                               Options shall remain  exercisable for a period of
                               one  (1)  year  following  Retirement;  provided,
                               however,  that, if the  Recipient is  immediately
                               engaged by Greater Atlantic Financial Corp. or an
                               Affiliate  as  a  consultant   or  advisor,   any
                               unexercisable  Non-statutory  Stock Options shall
                               become   exercisable  in  accordance   with  this

                               Agreement during the period the Recipient is engaged by Greater Atlantic Financial Corp. or an Affiliate as a consultant. Notwithstanding the foregoing provision, in no event shall any Option extend beyond its original term.

   (E)   OTHER REASONS:        Unless  otherwise  determined  by the  Committee,
                               only those Non-statutory Stock Options that are immediately exercisable by the Recipient at the date of termination may be exercised and such Options shall remain exercisable only for a period of three (3) months following termination of employment or service; provided, however, that in no event shall the period extend beyond the expiration of any Option.

NON-TRANSFERABILITY:           Non-statutory   Stock   Options   shall   not  be
                               transferred,  assigned, hypothecated, or disposed
                               of in any manner by the  Recipient  other than by
                               will  or  the  laws  of   intestate   succession.
                               However, the Recipient may petition the Committee
                               to  permit   transfer  or   assignment   of  this
                               Non-statutory  Stock  Option if such  transfer or
                               assignment   is,   in   the   Committee's    sole
                               determination, for valid estate planning purposes and permitted under the Internal Revenue Code of 1986, as amended and the Securities Exchange Act of 1934, as amended.



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TAX WITHHOLDING:               This Non-statutory  Stock Option Award is subject
                               to tax  withholding to the extent required by any
                               governmental   authority.    The   Recipient   is
                               responsible,   for   any   required   withholding
                               applicable to any Non-statutory Stock Option which has been transferred pursuant to the terms of the Plan, unless otherwise inconsistent with current law.

MODIFICATION AND WAIVER:       This Non-statutory  Stock Option Agreement may be
                               amended    or    modified,    prospectively    or
                               retroactively;  provided,  however,  that no such
                               amendment or modification  will adversely  affect
                               the rights of the Recipient  under this agreement
                               without   his  or  her  written   consent.   This
                               Non-statutory  Stock Option  Agreement is subject
                               to  the  terms  and  conditions  of  the  Greater
                               Atlantic  Financial  Corp.  1998 Stock Option and
                               Warrant Plan (the  "Plan").  Neither the Plan nor
                               this  Agreement  create  any right on the part of
                               any employee to continue in the employ or service
                               of  Greater  Atlantic   Financial  Corp.  or  any
                               Affiliates thereof. All capitalized terms herein shall have the same meaning as those contained in the Plan.

         The Recipient hereby acknowledges that all decisions, determinations and interpretations of the Board of Directors, or the Committee thereof, in response of the Plan and this Non-statutory Stock Option Agreement are final and conclusive.

         IN WITNESS WHEREOF, Greater Atlantic Financial Corp. has caused this Non-statutory Stock Option Agreement to be executed, and said Recipient has hereunto set his hand, as of the ____ day of ___________, 1998.

                                     GREATER ATLANTIC FINANCIAL CORP.

                                     Board of Directors

                                     By:
                                        ------------------------------------

                                     RECIPIENT


                                     ---------------------------------------
                                           [EXECUTIVE]



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